EXHIBIT 10.28


        STRATEGIC DEVELOPMENT AND MARKETING AGREEMENT BETWEEN FIRST DATA
                       RESOURCES INC. AND VALUESTAR, INC.


This STRATEGIC DEVELOPMENT AND MARKETING AGREEMENT ("Agreement") is made and entered into as of November 1, 2000 (the "Effective Date") by and between First Data Resources Inc., a Delaware corporation, having offices at 10825 Farnam Drive C-42, Omaha, NE 68154 (hereinafter referred as "FDR") and ValueStar Incorporated, a California corporation having offices at 360 22nd Street, Oakland, CA 94612 (hereinafter referred as "VLST").

                                   BACKGROUND

A. ValueStar is a company providing ratings of local service companies and cardholder benefits. ValueStar has created a cardholder benefits program known as ValueStar Benefits, the current terms of which are described more fully in Schedule A.

B. FDR is a provider of data processing, electronic commerce and payment services to credit card issuers and other clients.

C. Each of VLST and FDR desire to enter into a strategic development and marketing relationship where FDR will assist VLST in marketing the ValueStar Benefits to credit card issuers who obtain services from FDR ("Issuers").

The parties, therefore, agree as follows:

         1. Strategic Development & Marketing. FDR shall assist VLST in the strategic development of relationships with, and the marketing of the ValueStar Benefits to Issuers. Initially, FDR and ValueStar shall jointly develop and agree upon a VLST/FDR Issuer Marketing Plan (the "Marketing Plan") within sixty days of the date hereof. The Marketing Plan will provide for, among other things, the following activities by FDR and VLST:

                  (a) FDR and VLST will jointly identify Issuer prospects for sales calls, develop a project plan to prioritize Issuer prospects, and determine which sales calls will be made by VLST alone or jointly by FDR and VLST.

                  (b) FDR will, among other marketing activities, *****. FDR acknowledges that it may incur costs in carrying out its obligations hereunder and that each party shall bear its own costs.

         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

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                  (c) VLST will  provide  ongoing  training  to  designated  FDR personnel regarding the ValueStar program and services (including product and service updates), as reasonably requested by FDR; provide appropriate sales materials as necessary to allow FDR to carry out its
         responsibilities   under  the   Marketing   Plan;   and  ensure  timely
         availability of appropriate VLST personnel to participate in sales calls and other Issuer meetings or calls scheduled by FDR.

         2. Cooperation. Subject to contractual confidentiality and privacy obligations, both parties agree to share information about inquiries regarding the ValueStar Benefits, to provide all necessary materials reasonably requested by the other party in a timely manner, and to cooperate in the joint marketing efforts. During the term hereof, neither party shall disparage the personnel, products and/or services of the other party.

         3. VLST Responsibilities. (a) VLST will attempt to enter into agreements with Issuers substantially in the form set forth in Schedule B. VLST will notify FDR of any material changes in the standard Issuer contract form set forth in Schedule B.

                  (b) VLST shall be solely responsible for contract negotiation, program implementation and ongoing maintenance and support (including first line and second line customer support) for Issuers. At FDR's request, VLST will include FDR in the implementation team for an Issuer. In all cases, VLST will provide FDR with updated implementation timelines and project plans for each Issuer implementation.

                  (c) VLST understands that the information, access and assistance provided by FDR to VLST under this Agreement is solely for the purpose of facilitating the sale of ValueStar Benefits to Issuers and VLST will not use it for any other purpose.

         4.       Compensation.  *****

         5. Term and Termination. (a) The term of this agreement shall be five years from the date hereof. Notwithstanding the foregoing, the Agreement shall be automatically renewed at the end of this term for a period of two years unless either party notifies the other in writing no later than 120 days prior to expiration date.

         (b)      The agreement may be terminated:

                  (i) by either party if the ValueStar/First Data Merchant Services Agreement dated September 29, 2000, expires or is terminated for any reason;

                  (ii) by FDR if VLST fails to pay any amount due to FDR under this Agreement within 30 days after written notice to VLST of its failure to pay the amount;

         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

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


                  (iii) by either party if the other party is notified in writing of a material breach of its obligations hereunder and such breach remains uncured for thirty
                           (30) days. "Material breach" shall include (but is not limited to) failure by VLST to perform services substantially in accordance with Schedule A or any Issuer agreement, failure by VLST to comply with any Program Privacy Policy as defined in Schedule B, and failure by either party to perform its obligations under Section 1.

                  (iv) by either party if the other party is dissolved, becomes insolvent, generally fails to pay or is unable generally to pay its debts as they become due; makes a general assignment to or arrangement with or for the benefit of its creditors; or is the subject of a petition in bankruptcy, any action under federal or state law for the relief of debtors, or the appointment of an administrator, receiver, custodian, or similar official for the wind up of its business.

                  (v)      By VLST *****

         6. Confidentiality. (a) In connection with this Agreement, certain confidential and proprietary information ("Confidential Information") regarding each party to this Agreement (such party a "disclosing party") may be disclosed to the other party to this Agreement (such party a "recipient" or recipient party") in order to carry out their respective obligations under the Agreement. Such Confidential Information includes any data or information that is competitively sensitive material and not generally known to the public, including, but not limited to, products planning information, marketing strategies, plans, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to past, present or future business activities of a party; personal financial information regarding consumer customers of a party, including all information related to or used in connection with financial accounts, applications for accounts or marketing of such accounts; and the terms of this Agreement. Except as required by law or expressly authorized by prior written consent of the disclosing party, the recipient party shall:

         (i) limit access to any Confidential Information received by it to its employees and agents who have a need to know the information in connection with evaluation of any potential business transaction, and only for use in connection therewith;

         (ii)     advise  its   employees   and  agents  having  access  to  the
                  Confidential Information of the proprietary nature thereof and of the obligations set forth in this Agreement;


         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

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


         (iii)    take  appropriate  action by instruction or agreement with its
                  employees  and  agents  having  access  to  the   Confidential
                  Information to fulfill its obligations under this Agreement;

         (iv) safeguard all Confidential Information received by it using a reasonable degree of care, but not less than that degree of care used by it in safeguarding its own similar information or material;

         (v) use all Confidential Information received by it solely for purposes of performing its obligations under this Agreement and for no other purpose whatsoever; and

         (vi) not disclose any Confidential Information received by it to third parties.

         (b) Upon the request of the disclosing party, the recipient party shall surrender (or confirm the destruction or nonrecoverable erasure of computerized data) all memoranda, notes, drawings, manuals, records, and other documents or materials (and all copies of same, including "copies" that have been converted to computerized media in the form of image, data or word processing files either manually or by image capture) including the Confidential Information. The obligations of confidentiality and restriction on use in this section shall not apply to any Confidential Information that:

         (i) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the recipient; or

         (ii) was lawfully received by the recipient party from a third party free of any obligation of confidence to such third party; or

         (iii) was already in the lawful possession of the recipient prior to receipt thereof, directly or indirectly, from the disclosing party; or

         (iv) is subsequently and independently developed by employees, consultants or agents of the recipient without reference to the Confidential Information disclosed under this Agreement.

         (c) This Agreement does not confer any right, license, interest or title in, to or under the Confidential Information to the recipient. Title to the Confidential Information shall remain solely in the disclosing party. If either party violates this section of the Agreement, then the other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction to obtain equitable relief to enforce its rights hereunder. VLST and FDR agree that money damages would not be a sufficient

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

remedy for breach of their respective obligations under this section. Accordingly, each party agrees that in an action for equitable remedies under this Agreement, the disclosing party shall not be required to prove the inadequacy or insufficiency of monetary damages as a remedy. Each party further agrees to waive any requirement for a bond in connection with any such injunctive or other equitable relief.

         7. Press Release. Neither party shall make a press release or other public statement (including marketing materials) regarding this Agreement or the parties' relationship without first obtaining the prior written approval of such release or statement from the other party. Notwithstanding the foregoing, it is the parties' intent to issue a mutually agreed-upon press release within 30 days of the Effective Date in which the parties describe the Program and its launch.

         8. Indemnification. Each party shall indemnify and hold harmless the other and its directors, officers, employees, agents and affiliates from and against any and all third party claims, liabilities, losses and damages (including reasonable attorney fees, expert witness fees, expenses and costs of settlement) arising out of or with respect to this Agreement, to the extent that the claim, liability, loss or damage is caused by, relates to or arises out of
(a) the breach by the indemnifying party of any of its duties or obligations under this Agreement; (b) the breach by VLST of any of its duties or obligations under agreements with Issuers; or (c) the negligence or willful misconduct of the indemnifying party in connection with the activities contemplated by this agreement or by VLST in connection with its agreements with Issuers.

         9. Insurance. VLST shall maintain insurance coverage of the type and in the amounts reasonably satisfactory to FDR. Prior to execution of this Agreement, VLST will provide FDR proof of current insurance coverages and amounts, and will notify FDR of any material changes subsequently made in such coverages and amounts.

         10. Dispute Resolution. The parties will resolve any dispute arising out of or relating to this Agreement in a binding arbitration conducted under the auspices of the American Arbitration Association. This Agreement (a) is deemed to have been made in Oakland, California and (b) shall be construed under California law.

         11. Audit Rights. FDR will have the right (at its own expense and at reasonable times with reasonable notice), no more than twice per calendar year, to audit VLST, and VLST shall provide full cooperation in connection with such audits and will provide such access to such properties, records and personnel as FDR may reasonably require for such purpose. In the event an audit discovers a significant discrepancy (meaning greater than 5% adverse to FDR), VLST shall pay the reasonable expenses of the audit.

         12. Relationship. The parties will perform all services hereunder as independent contractors. Nothing contained in this Agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or master and servant between the parties. Neither this Agreement nor any provisions set forth herein is intended to, or shall, create any rights in or confer any benefits upon any person other than the parties hereto.

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

         13. Severability. This Agreement shall be deemed to be severable and, if any provision is determined to be void or unenforceable, then that provision will be deemed severed and the remainder of the Agreement will remain in effect.

         14. Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, investment banking and other costs) with respect to this transaction.

         15. Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed delivered at the time of receipt if delivered by hand or, if mailed, three (3) days after mailing registered or certified mail, return receipt requested, with postage prepaid, to the President of the receiving party at the address for the receiving party set forth in the introductory paragraph hereto, if such has been changed by notice to the other given as provided above, then to the last address so designated. Facsimile or email shall not be notice acceptable under this section.

Agreed and Accepted by:

First Data  Resources Inc.                           ValueStar, Inc.

/s/ Jeff Price                                       /s/ Jim Stein
------------------------------------                 --------------
Signed:                                              Signed:

Jeff Price                                           Jim Stein
------------------------------------                 ---------------
Name:                                                Name:

Senior Vice President                                CEO
------------------------------------                 ---------------
Title:                                               Title:

11/1/00                                              11/1/00
---------------------------                          ---------------
Date                                                 Date:


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


                                   Schedule A

                           ValueStar Benefits Program

                             Description of Services

ValueStar is America's leading rating organization of local service companies. It maintains a database of local service businesses in the United States. Its information includes the results of ValueStar's ratings and research on company license history and status, insurance coverage, credit history, legal history, complaint history and customer satisfaction.

ValueStar has created a cardholder benefits program titled ValueStar Benefits. Though the specific benefits offered within the ValueStar Benefits are subject to change, the current benefits contain three major elements. Cardholders receive these three benefits by using the card of an issuing bank with which ValueStar has agreed to honor, and charging to that card the services of ValueStar Authorized merchants who have earned a positive rating by ValueStar and signed an agreement to abide by ValueStar's Customer Bill of Rights, complaint resolution process and other terms. Cardholders are notified after each transaction with ValueStar Authorized companies that they will activate the ValueStar mediation services, the ValueStar money-back guarantee and earn ValueStar Rating Points by responding to a short customer satisfaction survey. Those Cardholders that respond to this survey are deemed Eligible for ValueStar Benefits.

The three elements of ValueStar Benefits are as follows:

         1) ValueStar is the guarantor of a money-back satisfaction program on the services of the merchant up to a limit of $500.00.

         Eligible Cardholders may contact ValueStar to realize the benefits of this program anytime within 6 months of the transaction date. The Cardholder may make their request via toll free phone number, fax, email, mail or web applications. ValueStar will acknowledge its receipt of the request within 1 business day. ValueStar will then contact the merchant and attempt to mediate a service-based solution that the Cardholder finds acceptable. ValueStar has 10 business days to mediate a solution that is satisfactory to the Cardholder. If there is no solution that the Cardholder finds acceptable, then (and provided that the Cardholder has not delayed in responding to ValueStar's efforts, in which case, each day delay is added to the time allotment for resolution) a guarantee payment from ValueStar to the Cardholder is authorized. The guarantee check is mailed to the Cardholder within 5 business days of the date that the guarantee is authorized.


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



         2)       ValueStar-funded reward points (ValueStar Rating Points)

         Eligible Cardholders earn reward points, which are funded by ValueStar. ValueStar is prepared to operate the ValueStar Rating Point program in its entirety (awards, redemption, statements, customer care) through its partnership with Netcentives, which has several existing redemption channels including airlines, charities and select retailers. Issuers may also choose to have rewards credited to an existing Issuer promotion or reward system.

         3) The ability for Cardholders to rate their satisfaction with these ValueStar Authorized companies and thus gain greater clout, while providing the merchant with more motivation to deliver quality service to that Cardholder.

         ValueStar is a leader in customer satisfaction research. It continues to conduct its phone surveys of customer satisfaction with service companies throughout the US. In addition, it may also utilize direct mail, email, and web applications to collect this data. The data are used to arrive at an aggregate satisfaction score for each merchant and only those with an aggregate score of 85 or higher out of 100 are allowed to earn the ValueStar Top-Rated symbol.

         ValueStar Authorized companies agree to pay *****



         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                                   Schedule B

                        ValueStar Sample Issuer Agreement

*****



         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.